Exhibit 99.1

Hain Celestial Reports First Quarter Fiscal Year 2020 Financial Results

Transformational Strategic Plan Remains On Track

Reiterates Fiscal Year 2020 Guidance
Lake Success, NY, November 7, 2019-The Hain Celestial Group, Inc. (Nasdaq: HAIN) (“Hain Celestial” or the “Company”), a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East providing consumers with A Healthier Way of Life™, today reported financial results for the first quarter ended September 30, 2019. The results contained herein are presented with the Hain Pure Protein and Tilda operating segments being treated as discontinued operations.
“We are pleased to report strong first quarter results that are consistent with both our fiscal year 2020 guidance and the long-term strategy we announced at our Investor Day last February,” commented Mark L. Schiller, Hain Celestial’s President and Chief Executive Officer. “Our transformational strategic plan to simplify the portfolio and strengthen capabilities, while expanding margins and cash flow is on track and we are confident in our ability to reinvigorate top-line growth over time. We are reiterating our fiscal year 2020 guidance and look forward to creating shareholder value as we continue to execute on our initiatives.”

FINANCIAL HIGHLIGHTS1

Summary of First Quarter Results from Continuing Operations2

•	Net sales decreased 7% to $482.1 million or 5% on a constant currency basis compared to the prior year period.

•
When adjusted for Foreign Exchange and Acquisitions, Divestitures and certain other items, including the Stock Keeping Unit (“SKU”) rationalization[3], net sales decreased 1% compared to the prior year period.

•	Gross margin of 20.3%, a 320 basis point increase over the prior year period.

•	Adjusted gross margin of 20.9%, a 240 basis point increase over the prior year period.

•	Operating income of $2.5 million compared to operating loss of $28.0 million in the prior year period.

•	Adjusted operating income of $16.9 million compared to $17.0 million in the prior year period.

•	Net loss of $5.0 million compared to a net loss of $23.1 million in the prior year period.

•	Adjusted net income of $8.4 million compared to $9.0 million in prior year period.

•	EBITDA of $17.7 million compared to a loss of $11.3 million in the prior year period.

•	EBITDA margin of 3.7%, a 590 basis point improvement over the prior year period.

•	Adjusted EBITDA of $32.1 million compared to $28.7 million in the prior year period.

•	Adjusted EBITDA margin of 6.7%, a 110 basis point increase compared to the prior year period.

•	Loss per diluted share of $0.05 compared to $0.22 in the prior year period.

•	Adjusted earnings per diluted share (“EPS”) of $0.08 compared to $0.09 in the prior year period.

1 This press release includes certain non‐GAAP financial measures, which are intended to supplement, not substitute for, comparable GAAP financial measures. Reconciliations of non‐GAAP financial measures to GAAP financial measures are provided herein in the tables "Reconciliation of GAAP Results to Non-GAAP Measures".
2 Unless otherwise noted all results included in this press release are from continuing operations.
3 Refer to “Net Sales Growth at Constant Currency and Adjusted for Acquisitions, Divestitures and Other” provided herein.

SEGMENT HIGHLIGHTS FROM CONTINUING OPERATIONS
Historically, the Company had three reportable segments: United States, United Kingdom and Rest of World. Effective July 1, 2019, the Company reassessed its segment reporting structure, pursuant to which the Company’s Canada

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

and Hain Ventures operating segments, which were included within the Rest of World reportable segment, were moved to the United States reportable segment and renamed the North America segment. Additionally, the Europe operating segment, which was included in the Rest of World reportable segment, was combined with the United Kingdom reportable segment and renamed the International reportable segment. Accordingly, the Company now operates under two reportable segments: North America and International. Prior period segment information included herein has been adjusted to reflect the Company’s new reporting structure.

North America
North America net sales in the first quarter were $271.7 million, a decrease of 7% over the prior year period. When adjusted for Acquisitions, Divestitures and certain other items including the SKU rationalization3, net sales decreased 1% over the prior year period.

Segment gross profit in the first quarter was $62.4 million, a 26% increase over the prior year period. Adjusted gross profit was $64.1 million, an increase of 17% over the prior year period. Gross margin was 23.0%, a 600 basis point increase over the prior year period and adjusted gross margin was 23.6%, a 470 basis point increase over the prior year.

Segment operating income in the first quarter was $15.1 million, a 236% increase from the prior year period. Adjusted operating income was $19.0 million, a 68% increase over the prior year period.

Segment EBITDA in the first quarter was $20.1 million, a 131% increase from the prior year period. Adjusted EBITDA was $24.0 million, a 54% increase from the prior year period. As a percent of sales on a constant currency basis, North America adjusted EBITDA margin was 8.8%, a 350 basis point increase over the prior year period.

International
International net sales in the first quarter were $210.4 million, a decrease of 7% over the prior year period. When adjusted for Foreign Exchange and Acquisitions, Divestitures and certain other items3, net sales were flat compared to the prior year period.

Segment gross profit in the first quarter was $35.5 million, a 10% decrease over the prior year period. Adjusted gross profit was $36.5 million, a decrease of 10% over the prior year period. Gross margin was 16.9%, a 40 basis point decrease over the prior year period and adjusted gross margin was 17.4%, a 60 basis point decrease over the prior year period.

Segment operating income was $9.1 million, a 61% increase over the prior year period. Adjusted operating income was $11.5 million, a decrease of 7% over the prior year period.

Segment EBITDA in the first quarter was $17.5 million, a 3% decrease from the prior year period. Adjusted EBITDA was $19.7 million, a 1% decrease over the prior year period. As a percent of sales on a constant currency basis, International adjusted EBITDA margin was 9.4%, a 60 basis point increase over the prior year period.
FISCAL YEAR 2020 GUIDANCE
The Company expects the following for fiscal year 2020 pro forma results excluding the contribution from its sale of Tilda®:

Fiscal Year 2020
	Reported	Constant Currency
Adjusted EBITDA	$168 Million to $192 Million	$173 Million to $198 Million
% Growth	+2% to +16%	+5% to +20%
Adjusted EPS	$0.59 to $0.72	$0.62 to $0.75
% Growth	-2% to +20%	+3% to +25%

Guidance, where adjusted, is provided on a non-GAAP basis and excludes: acquisition and divestiture related expenses; integration charges; restructuring charges, start-up costs, consulting fees and other costs associated with the Company’s productivity and transformation initiatives; unrealized net foreign currency gains or losses; and other

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

non-recurring items that may be incurred during the Company’s fiscal year 2020, which the Company will continue to identify as it reports its future financial results. Guidance also excludes the impact of any future acquisitions, divestitures, or share repurchases.
The Company cannot reconcile its expected Adjusted EBITDA to net income or adjusted earnings per diluted share to earnings per diluted share under “Fiscal Year 2020 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company’s control and/or cannot be reasonably predicted at this time.

Contact:
James Langrock / Katie Turner
The Hain Celestial Group, Inc.
516-587-5000

Webcast Presentation
Hain Celestial will host a conference call and webcast today at 8:30 AM Eastern Time to discuss its results and business outlook. The call will be webcast and the accompanying presentation will be available under the Investor Relations section of the Company’s website at www.hain.com.

About The Hain Celestial Group, Inc.
The Hain Celestial Group (Nasdaq: HAIN), headquartered in Lake Success, NY, is a leading organic and natural products company with operations in North America, Europe, Asia and the Middle East. Hain Celestial participates in many natural categories with well-known brands that include Almond Dream®, Bearitos®, Better Bean®, BluePrint®, Casbah®, Celestial Seasonings®, Clarks™, Coconut Dream®, Cully & Sully®, Danival®, DeBoles®, Earth’s Best®, Ella’s Kitchen®, Europe’s Best®, Farmhouse Fare™, Frank Cooper’s®, Gale’s®, Garden of Eatin’®, GG UniqueFiber®, Hain Pure Foods®, Hartley’s®, Health Valley®, Imagine®, Johnson’s Juice Co.™, Joya®, Lima®, Linda McCartney® (under license), MaraNatha®, Mary Berry (under license), Natumi®, New Covent Garden Soup Co.®, Orchard House®, Rice Dream®, Robertson’s®, Rudi’s Gluten-Free Bakery™, Rudi’s Organic Bakery®, Sensible Portions®, Spectrum® Organics, Soy Dream®, Sun-Pat®, Sunripe®, Terra®, The Greek Gods®, Walnut Acres®, Yorkshire Provender®, Yves Veggie Cuisine® and William’s™. The Company’s personal care products are marketed under the Alba Botanica®, Avalon Organics®, Earth’s Best®, JASON®, Live Clean® and Queen Helene® brands.

Safe Harbor Statement
Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions based on expectations and projections about future events and are not statements of historical fact. You can identify forward-looking statements by the use of forward-looking terminology such as “plan”, “continue”, “expect”, “anticipate”, “intend”, “predict”, “project”, “estimate”, “likely”, “believe”, “might”, “seek”, “may”, “will”, “remain”, “potential”, “can”, “should”, “could”, “future” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of the Company’s strategic initiatives, including productivity and transformation, the Company’s Guidance for Fiscal Year 2020 and our future performance and results of operations.

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of the Company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Such factors include, among others, the impact of competitive products and changes to the competitive environment, changes to consumer preferences, political uncertainty in the United Kingdom and the negotiation of its exit from the European Union, consolidation of customers or the loss of a significant customer, reliance on independent distributors, general economic and financial market conditions, risks associated with our international sales and operations, our ability to manage our supply chain effectively, volatility in the cost of commodities, ingredients, freight and fuel, our ability to execute and realize cost savings initiatives, including SKU rationalization

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

plans, the impact of our debt and our credit agreements on our financial condition and our business, our ability to manage our financial reporting and internal control system processes, potential liabilities due to legal claims, government investigations and other regulatory enforcement actions, costs incurred due to pending and future litigation, potential liability, including in connection with indemnification obligations to our current and former officers and members of our Board of Directors that may not be covered by insurance, potential liability if our products cause illness or physical harm, impairments in the carrying value of goodwill or other intangible assets, our ability to consummate divestitures, our ability to integrate past acquisitions, the availability of organic ingredients, disruption of operations at our manufacturing facilities, loss of one or more independent co-packers, disruption of our transportation systems, risks relating to the protection of intellectual property, the risk of liabilities and claims with respect to environmental matters, the reputation of our brands, our reliance on independent certification for a number of our products, and other risks detailed from time-to-time in the Company’s reports filed with the United States Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and our subsequent reports on Forms 10-Q and 8-K. As a result of the foregoing and other factors, the Company cannot provide any assurance regarding future results, levels of activity and achievements of the Company, and neither the Company nor any person assumes responsibility for the accuracy and completeness of these statements. All forward-looking statements contained herein apply as of the date hereof or as of the date they were made and, except as required by applicable law, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflects changes in underlying assumptions or factors of new methods, future events or other changes.
Non-GAAP Financial Measures
This press release and the accompanying tables include non-GAAP financial measures, including net sales adjusted for the impact of Foreign Exchange, Acquisitions and Divestitures and certain other items, including SKU rationalization, as applicable in each case, adjusted operating income, adjusted gross margin, adjusted net income, adjusted earnings per diluted share, EBITDA, Adjusted EBITDA and operating free cash flow. The reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures are presented in the tables “Reconciliation of GAAP Results to Non-GAAP Measures” for the three months ended September 30, 2019 and 2018 in the paragraphs below. Management believes that the non-GAAP financial measures presented provide useful additional information to investors about current trends in the Company’s operations and are useful for period-over-period comparisons of operations. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read only in connection with the Company’s Consolidated Statements of Operations presented in accordance with GAAP.

The Company defines Operating Free Cash Flow as cash provided by or used in operating activities from continuing operations (a GAAP measure) less capital expenditures. The Company views Operating Free Cash Flow as an important measure because it is one factor in evaluating the amount of cash available for discretionary investments.

For the three months ended September 30, 2019 and 2018, Operating Free Cash Flow from continuing operations was calculated as follows:

	Three Months Ended September 30,
	2019	2018
	(unaudited and in thousands)

Cash flow used in operating activities - continuing operations	$(3,581)	$(19,570)
Purchases of property, plant and equipment	(13,164)	(22,261)
Operating Free Cash Flow - continuing operations	$(16,745)	$(41,831)

The Company’s Operating Free Cash Flow from continuing operations was negative $16.7 million for the three months ended September 30, 2019, an increase of $25.1 million from the three months ended September 30, 2018. This increase resulted primarily from a decrease of $9.1 million in capital expenditures, an improvement of $8.2 million in net loss adjusted for non-cash charges, and a decrease of $7.8 million of cash used in working capital accounts.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

The Company believes presenting net sales at constant currency provides useful information to investors because it provides transparency to underlying performance in the Company’s consolidated net sales by excluding the effect that foreign currency exchange rate fluctuations have on period-to-period comparability given the volatility in foreign currency exchange markets. To present this information for historical periods, current period net sales for entities reporting in currencies other than the U.S. dollar are translated into U.S. dollars at the average monthly exchange rates in effect during the corresponding period of the prior fiscal year, rather than at the actual average monthly exchange rate in effect during the current period of the current fiscal year. As a result, the foreign currency impact is equal to the current year results in local currencies multiplied by the change in average foreign currency exchange rate between the current fiscal period and the corresponding period of the prior fiscal year.

The Company provides net sales adjusted for constant currency, acquisitions and divestitures, and certain other items including SKU rationalization, as applicable in each case, to understand the growth rate of net sales excluding the impact of such items. The Company’s management believes net sales adjusted for such items is useful to investors because it enables them to better understand the growth of our business from period-to-period.

The Company defines EBITDA as net (loss) income from continuing operations (a GAAP measure) before income taxes, net interest expense, depreciation and amortization, equity in net loss (income) of equity-method investees, stock-based compensation, net, stock-based compensation expense in connection with the Company’s CEO succession plan, long-lived asset and intangible impairments and unrealized currency gains and losses. The Company defines segment EBITDA as operating income (a GAAP measure) before depreciation and amortization, stock-based compensation, net and long-lived asset impairments. Adjusted EBITDA is defined as EBITDA before acquisition and divestiture related expenses, including integration and restructuring charges, and other non-recurring items. The Company’s management believes that these presentations provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company as well as a component of performance-based executive compensation.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

For the three months ended September 30, 2019 and 2018, EBITDA and Adjusted EBITDA from continuing operations was calculated as follows:

	Three Months Ended September 30,
	2019	2018
	(unaudited and in thousands)

Net loss	$(107,021)	$(37,425)
Net loss from discontinued operations	(102,068)	(14,338)
Net loss from continuing operations	$(4,953)	$(23,087)

Benefit for income taxes	(531)	(9,966)
Interest expense, net	4,552	3,804
Depreciation and amortization	13,923	12,860
Equity in net loss of equity-method investees	317	175
Stock-based compensation, net	2,737	(214)
Stock-based compensation expense in connection with Chief Executive Officer Succession Agreement	—	312
Long-lived asset impairment	—	4,236
Unrealized currency losses	1,684	590
EBITDA	$17,729	$(11,290)

Productivity and transformation costs	14,175	10,333
Chief Executive Officer Succession Plan expense, net	—	19,241
Proceeds from insurance claims	(2,562)	—
Accounting review and remediation costs	—	3,414
Warehouse/manufacturing facility start-up costs	1,879	4,599
SKU rationalization	(11)	—
Plant closure related costs	832	1,828
Litigation and related expenses	48	569
Adjusted EBITDA	$32,090	$28,694

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales, Gross Profit and Operating Income (Loss) by Segment
(unaudited and in thousands)

	North America	International	Corporate / Other	Total
Net Sales
Net sales - Three months ended 9/30/19	$271,701	$210,375	$—	$482,076
Net sales - Three months ended 9/30/18	$291,191	$227,287	$—	$518,478
% change - FY'20 net sales vs. FY'19 net sales	(6.7)%	(7.4)%		(7.0)%

Gross Profit
Three months ended 9/30/19
Gross profit	$62,361	$35,470	$—	$97,831
Non-GAAP adjustments(1)	1,725	1,076	—	2,801
Adjusted gross profit	$64,086	$36,546	$—	$100,632
Gross margin	23.0%	16.9%		20.3%
Adjusted gross margin	23.6%	17.4%		20.9%

Three months ended 9/30/18
Gross profit	$49,624	$39,284	$—	$88,908
Non-GAAP adjustments(1)	5,329	1,533	—	6,862
Adjusted gross profit	$54,953	$40,817	$—	$95,770
Gross margin	17.0%	17.3%		17.1%
Adjusted gross margin	18.9%	18.0%		18.5%

Operating income (loss)
Three months ended 9/30/19
Operating income (loss)	$15,132	$9,107	$(21,784)	$2,455
Non-GAAP adjustments(1)	3,896	2,344	8,222	14,462
Adjusted operating income (loss)	$19,028	$11,451	$(13,562)	$16,917
Operating income margin	5.6%	4.3%		0.5%
Adjusted operating income margin	7.0%	5.4%		3.5%

Three months ended 9/30/18
Operating income (loss)	$4,506	$5,660	$(38,130)	$(27,964)
Non-GAAP adjustments(1)	6,826	6,646	31,495	44,967
Adjusted operating income (loss)	$11,332	$12,306	$(6,635)	$17,003
Operating income (loss) margin	1.5%	2.5%		(5.4)%
Adjusted operating income margin	3.9%	5.4%		3.3%
(1) See accompanying table of "Reconciliation of GAAP Results to Non-GAAP Measures"

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Balance Sheets
(unaudited and in thousands)

	September 30, 2019	June 30, 2019
ASSETS
Current assets:
Cash and cash equivalents	$20,522	$31,017
Accounts receivable, net	206,478	209,990
Inventories	301,351	299,341
Prepaid expenses and other current assets	36,508	51,391
Current assets of discontinued operations	—	110,048
Total current assets	564,859	701,787
Property, plant and equipment, net	288,104	287,845
Goodwill	867,071	875,881
Trademarks and other intangible assets, net	370,379	380,286
Investments and joint ventures	18,463	18,890
Operating lease right of use assets	81,830	—
Other assets	45,727	58,764
Noncurrent assets of discontinued operations	—	259,167
Total assets	$2,236,433	$2,582,620

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$189,441	$219,957
Accrued expenses and other current liabilities	128,296	114,265
Current portion of long-term debt	2,223	17,232
Current liabilities of discontinued operations	—	31,703
Total current liabilities	319,960	383,157
Long-term debt, less current portion	323,386	613,537
Deferred income taxes	33,685	34,757
Operating lease liabilities, noncurrent portion	74,249	—
Other noncurrent liabilities	14,215	14,489
Noncurrent liabilities of discontinued operations	—	17,361
Total liabilities	765,495	1,063,301
Stockholders' equity:
Common stock	1,089	1,088
Additional paid-in capital	1,161,537	1,158,257
Retained earnings	587,557	695,017
Accumulated other comprehensive loss	(168,894)	(225,004)
	1,581,289	1,629,358
Treasury stock	(110,351)	(110,039)
Total stockholders' equity	1,470,938	1,519,319
Total liabilities and stockholders' equity	$2,236,433	$2,582,620

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Operations
(unaudited and in thousands, except per share amounts)

	Three Months Ended September 30,
	2019	2018
Net sales	$482,076	$518,478
Cost of sales	384,245	429,570
Gross profit	97,831	88,908
Selling, general and administrative expenses	80,680	75,977
Amortization of acquired intangibles	3,083	3,359
Productivity and transformation costs	14,175	10,333
Chief Executive Officer Succession Plan expense, net	—	19,553
Proceeds from insurance claims	(2,562)	—
Accounting review and remediation costs	—	3,414
Long-lived asset impairment	—	4,236
Operating income (loss)	2,455	(27,964)
Interest and other financing expense, net	6,294	4,314
Other expense, net	1,328	600
Loss from continuing operations before income taxes and equity in net loss of equity-method investees	(5,167)	(32,878)
Benefit for income taxes	(531)	(9,966)
Equity in net loss of equity-method investees	317	175
Net loss from continuing operations	$(4,953)	$(23,087)
Net loss from discontinued operations, net of tax	(102,068)	(14,338)
Net loss	$(107,021)	$(37,425)

Net loss per common share:
Basic net loss per common share from continuing operations	$(0.05)	$(0.22)
Basic net loss per common share from discontinued operations	(0.98)	(0.14)
Basic net loss per common share	$(1.03)	$(0.36)

Diluted net loss per common share from continuing operations	$(0.05)	$(0.22)
Diluted net loss per common share from discontinued operations	(0.98)	(0.14)
Diluted net loss per common share	$(1.03)	$(0.36)

Shares used in the calculation of net loss per common share:
Basic	104,225	103,962
Diluted	104,225	103,962

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Consolidated Statements of Cash Flows
(unaudited and in thousands)

	Three Months Ended September 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(107,021)	$(37,425)
Net loss from discontinued operations	(102,068)	(14,338)
Net loss from continuing operations	(4,953)	(23,087)
Adjustments to reconcile net loss from continuing operations to net cash used in operating activities from continuing operations:
Depreciation and amortization	13,923	12,860
Deferred income taxes	(4,404)	(13,218)
Chief Executive Officer Succession Plan expense, net	—	19,241
Equity in net loss of equity-method investees	317	175
Stock-based compensation, net	2,737	98
Long-lived asset impairment	—	4,236
Other non-cash items, net	1,764	841
Increase (decrease) in cash attributable to changes in operating assets and liabilities:
Accounts receivable	(853)	3,766
Inventories	(5,507)	(18,640)
Other current assets	14,223	3
Other assets and liabilities	144	(32)
Accounts payable and accrued expenses	(20,972)	(5,813)
Net cash used in operating activities - continuing operations	(3,581)	(19,570)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(13,164)	(22,261)
Other	—	(652)
Net cash used in investing activities - continuing operations	(13,164)	(22,913)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under bank revolving credit facility	80,000	70,000
Repayments under bank revolving credit facility	(178,500)	(60,000)
Repayments under term loan	(206,250)	(3,750)
Proceeds from (funding of) discontinued operations entities	312,195	(3,111)
Borrowings (repayments) of other debt, net	9	(776)
Shares withheld for payment of employee payroll taxes	(312)	(979)
Net cash provided by financing activities - continuing operations	7,142	1,384
Effect of exchange rate changes on cash - continuing operations	(892)	(670)
CASH FLOWS FROM DISCONTINUED OPERATIONS
Cash used in operating activities	(8,026)	(14,587)
Cash provided by (used in) investing activities	306,420	(1,921)
Cash (used in) provided by financing activities	(306,366)	5,548
Effect of exchange rate changes on cash - discontinued operations	(537)	(390)
Net cash flows used in discontinued operations	(8,509)	(11,350)
Net decrease in cash and cash equivalents	(19,004)	(53,119)
Cash and cash equivalents at beginning of period	39,526	113,018
Cash and cash equivalents at end of period	$20,522	$59,899
Less: cash and cash equivalents of discontinued operations	—	(16,974)
Cash and cash equivalents of continuing operations at end of period	$20,522	$42,925

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

	Three Months Ended September 30,
	2019 GAAP	Adjustments	2019 Adjusted	2018 GAAP	Adjustments	2018 Adjusted
Net sales	$482,076	$—	$482,076	$518,478	$—	$518,478
Cost of sales	384,245	(2,801)	381,444	429,570	(6,862)	422,708
Gross profit	97,831	2,801	100,632	88,908	6,862	95,770
Operating expenses (a)	83,763	(48)	83,715	83,572	(4,805)	78,767
Productivity and transformation costs	14,175	(14,175)	—	10,333	(10,333)	—
Chief Executive Officer Succession Plan expense, net	—	—	—	19,553	(19,553)	—
Proceeds from insurance claims	(2,562)	2,562	—	—	—	—
Accounting review and remediation costs	—	—	—	3,414	(3,414)	—
Operating income (loss)	2,455	14,462	16,917	(27,964)	44,967	17,003
Interest and other expense (income), net (b)	7,622	(2,659)	4,963	4,914	(590)	4,324
(Benefit) provision for income taxes	(531)	3,800	3,269	(9,966)	13,467	3,501
Net (loss) income from continuing operations	(4,953)	13,321	8,368	(23,087)	32,090	9,003
Net (loss) income from discontinued operations, net of tax	(102,068)	102,068	—	(14,338)	14,338	—
Net (loss) income	(107,021)	115,389	8,368	(37,425)	46,428	9,003

Diluted net (loss) income per common share from continuing operations	(0.05)	0.13	0.08	(0.22)	0.31	0.09
Diluted net (loss) income per common share from discontinued operations	(0.98)	0.98	—	(0.14)	0.14	—
Diluted net (loss) income per common share	(1.03)	1.11	0.08	(0.36)	0.45	0.09

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset impairment.
(b) Interest and other expense (income), net includes interest and other financing expense, net and other expense (income), net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Reconciliation of GAAP Results to Non-GAAP Measures
(unaudited and in thousands)

Detail of Adjustments:
	Three Months Ended September 30,
	2019	2018
Warehouse/manufacturing facility start-up costs	$1,879	$4,599
Plant closure related costs	933	2,263
SKU rationalization	(11)	—
Cost of sales	2,801	6,862

Gross profit	2,801	6,862

Long-lived asset impairment charge associated with plant closure	—	4,236
Litigation and related expenses	48	569
Operating expenses (a)	48	4,805

Productivity and transformation costs	14,175	10,333
Productivity and transformation costs	14,175	10,333

Chief Executive Officer Succession Plan expense, net	—	19,553
Chief Executive Officer Succession Plan expense, net	—	19,553

Proceeds from insurance claims	(2,562)	—
Proceeds from insurance claims	(2,562)	—

Accounting review and remediation costs	—	3,414
Accounting review and remediation costs	—	3,414

Operating income (loss)	14,462	44,967

Unrealized currency losses	1,684	590
Deferred financing cost write-off	975	—
Interest and other expense (income), net (b)	2,659	590

Income tax related adjustments	(3,800)	(13,467)
(Benefit) provision for income taxes	(3,800)	(13,467)

Net (loss) income from continuing operations	$13,321	$32,090

(a) Operating expenses include amortization of acquired intangibles, selling, general, and administrative expenses and long-lived asset impairment.
(b) Interest and other expense (income), net includes interest and other financing expense, net and other expense (income), net.

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Net Sales Growth at Constant Currency
(unaudited and in thousands)

	Hain Consolidated	North America	International
Net sales - Three months ended 9/30/19	$482,076	$271,701	$210,375
Impact of foreign currency exchange	11,694	356	11,338
Net sales on a constant currency basis - Three months ended 9/30/19	$493,770	$272,057	$221,713

Net sales - Three months ended 9/30/18	$518,478	$291,191	$227,287
Net sales growth on a constant currency basis	(4.8)%	(6.6)%	(2.5)%

Net Sales Growth at Constant Currency and Adjusted for Acquisitions, Divestitures and Other

	Hain Consolidated	North America	International
Net sales on a constant currency basis - Three months ended 9/30/19	$493,770	$272,057	$221,713

Net sales - Three months ended 9/30/18	$518,478	$291,191	$227,287
Divestitures	(1,931)	(1,931)	—
SKU rationalization	(19,470)	(13,789)	(5,681)
Net sales on a constant currency basis adjusted for acquisitions, divestitures and other - Three months ended 9/30/18	$497,077	$275,471	$221,606
Net sales growth on a constant currency basis adjusted for acquisitions, divestitures and other	(0.7)%	(1.2)%	—%

Adjusted EBITDA Growth at Constant Currency

	Hain Consolidated	North America	International
Adjusted EBITDA - Three months ended 9/30/19	$32,090	$24,039	$19,711
Impact of foreign currency exchange	1,071	35	1,036
Adjusted EBITDA on a constant currency basis - Three months ended 9/30/19	$33,161	$24,074	$20,747

Net sales on a constant currency basis - Three months ended 9/30/19	$493,770	$272,057	$221,713
Adjusted EBITDA growth on a constant currency basis	6.7%	8.8%	9.4%

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com

THE HAIN CELESTIAL GROUP, INC.
Segment EBITDA and Adjusted EBITDA
Three Months Ended
(unaudited and in thousands)

North America
	September 30, 2019	September 30, 2018
Operating Income	$15,132	$4,506
Depreciation and amortization	4,348	4,275
Long-lived asset impairment	—	(7)
Other	665	(45)
EBITDA	$20,145	$8,729
Productivity and transformation costs	2,168	1,504
Warehouse/manufacturing facility start-up costs	1,879	4,599
Plant closure related costs	37	729
SKU rationalization	(190)	—
Adjusted EBITDA	$24,039	$15,561

International
	September 30, 2019	September 30, 2018
Operating Income	$9,107	$5,660
Depreciation and amortization	7,926	8,172
Long-lived asset impairment	—	4,243
Other	432	(69)
EBITDA	$17,465	$18,006
Productivity and transformation costs	1,272	853
Plant closure related costs	795	1,099
SKU rationalization	179	—
Litigation and related expenses	—	19
Adjusted EBITDA	$19,711	$19,977

The Hain Celestial Group, Inc. • 1111 Marcus Avenue • Lake Success, NY 11042
516-587-5000 • www.hain.com